                                                                    EXHIBIT 10.2
                                                                    ------------

                           STOCK EXCHANGE AGREEMENT
                           ------------------------

     This STOCK EXCHANGE AGREEMENT (the "Agreement") is made as of 20 November 2001 by and among CMGI, Inc., a Delaware corporation ("CMGI"), Maktar Limited, a company organised under the laws of Ireland and a wholly-owned subsidiary of CMGI (the "Subsidiary"), and _________________. (the "Stockholder").

     WHEREAS, CMGI, the Stockholder and certain other entities (including assignees of such other entities, the "Other Stockholders") have entered into that certain Securities Purchase Agreement, dated as of 29 June 1999 (the "Securities Purchase Agreement"), pursuant to which the Stockholder and the Other Stockholders purchased from CMGI shares of CMGI's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), which are convertible into shares of CMGI's common stock, U.S. $.01 par value per share (the "Common Stock"), in accordance with the terms of the Certificate of Designations, Preferences, and Rights of the Series C Preferred Stock, as filed with the Secretary of State of the State of Delaware on 29 June 1999 and as corrected by the Certificate of Correction filed with the Secretary of State of the State of Delaware (United States) on 1 July 1999 (the "Series C Certificate of Designations");

     WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, CMGI, the Stockholder and the Other Stockholders entered into that certain Registration Rights Agreement, dated as of 29 June 1999 (the "Registration Rights Agreement");

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, CMGI and the Stockholder are executing and delivering an exchange agreement (the "CMGI Exchange Agreement") pursuant to which the Stockholder is exchanging its shares of Series C Preferred Stock for cash, shares of Common Stock and a promissory note issued by CMGI in the principal amount set forth immediately below its name on the signature page hereto (the "Stockholder Note" and, collectively with the other promissory notes to be issued by CMGI to the Other Stockholders pursuant to exchange agreements substantially similar to the CMGI Exchange Agreement, the "Notes");

     WHEREAS, the Subsidiary holds 448,347,107 ordinary shares (the "PCCW Shares") of Pacific Century CyberWorks Limited ("PCCW");

     WHEREAS, the Subsidiary is subject to the provisions of that certain lockup agreement (the "Lockup Agreement") set forth in Section 6.7 of the agreement, made on 29 September 1999, between CMGI and PCCW (the "Original PCCW Agreement") and the Accession Agreement, dated 29 November, 1999, by and among the Subsidiary, CMGI and PCCW (the "Accession Agreement" and, collectively with the Original PCCW Agreement, the "PCCW Agreement");

     WHEREAS, the Subsidiary and the Stockholder desire to exchange, upon the terms and conditions set forth in this Agreement, the Stockholder Note held by the Stockholder for a number of freely tradable ordinary shares of PCCW and the Other Rights (as defined in Section 1.01 below) with respect thereto to be delivered by the Subsidiary in accordance with this Agreement;

     WHEREAS, at the Closing (as defined below), the Subsidiary, AIB International Financial Services Limited, a limited liability company organised under the laws of Ireland (the "Collateral Agent"), the Stockholder and the Other Stockholders desire to execute and deliver a pledge agreement substantially in the form attached hereto as Exhibit A (the "Pledge Agreement")
                                             ---------
pursuant to which the Subsidiary will pledge the PCCW Shares to secure (i) the Subsidiary's obligation to deliver the Stockholder PCCW Shares (as defined in Section 1.01 below) and the Other Rights (as defined in Section 1.01 below) to the Stockholder in accordance with this Agreement and (ii) the Subsidiary's obligation to deliver freely tradable ordinary shares of PCCW and rights similar to the Other Rights to the Other Stockholders pursuant to exchange agreements substantially similar to this Agreement; and

     WHEREAS, at the Closing the Stockholder, the Other Stockholders and the Collateral Agent desire to execute and deliver a Collateral Agent Agreement substantially in the form attached hereto as Exhibit B (the "Collateral Agent
                                             ---------
Agreement"), pursuant to which the Collateral Agent will hold the PCCW Shares and other Collateral (as defined in the Pledge Agreement) as agent for the Stockholder and the Other Stockholders.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CMGI (solely for purposes of Sections 4, 5.01, 5.02, 5.05, 5.06, 5.07, 7 and 8), the Subsidiary and the Stockholder hereby agree as follows:

1.   EXCHANGE OF SHARES.
     -------------------

          1.01 Subject to and upon the terms and conditions of this Agreement, at the Closing (as defined in Section 2), the Stockholder agrees to exchange the Stockholder Note for the Subsidiary's agreement to deliver to the Stockholder
(i) _____________ freely tradable ordinary shares of PCCW (as adjusted for any sub-division or consolidation of such shares from and including the date of this Agreement up to and including the PCCW Share Delivery Date together with any dividends on such number (as adjusted from time to time) of the ordinary shares of PCCW which are paid in such period in the form of new ordinary shares of
PCCW) (as so adjusted, the "Stockholder PCCW Shares"), not later than the PCCW Share Delivery Date (as defined below), and (ii) with respect to each Stockholder PCCW Share, an amount equal to, and in the same form as, all other rights (other than (x) from sub-division or consolidation of such shares from and including the date of this Agreement up to and including the PCCW Share Delivery Date together with any dividends on the ordinary shares of PCCW and which are encompassed in the definition of Stockholder PCCW Shares and (y) voting rights) granted to a holder of one ordinary share of PCCW with respect to, and all additions, substitutions, replacements, reclassifications, recapitalizations, proceeds, income, interest, dividends, premiums and other distributions made (or declared) on or with respect to one ordinary share of PCCW (collectively, the "Other Rights") during or with respect to the period beginning on and including the Closing Date and ending on and including the date on which record ownership of such Stockholder PCCW Share has been registered by PCCW (or its transfer agent) in the name of, or as directed by, the Stockholder, such amount to be deliverable by the Subsidiary to the Stockholder not later than the Other Rights Delivery Date (as defined below).

          1.02 Subject to and upon the terms and conditions of this Agreement, the Subsidiary covenants and agrees to deliver the Stockholder PCCW Shares (including share certificates, stock transfer forms and/or bought and sold notes and instruments of transfer duly executed in blank) to the Stockholder on or before the earliest of: (1) 2 December 2002; (2) the date the Lockup Agreement is terminated in its entirety prior to 2 December 2002; (3) the date of the occurrence of an Insolvency Event (as defined below) with respect to the Subsidiary; (4) the first date on which CMGI or the Subsidiary fails to comply in any material respect (and such failure to comply is not remedied within 10 days after CMGI or the Subsidiary knew of such failure) with any of its obligations under this Agreement (or any exchange agreement with an Other Stockholder substantially similar to this Agreement), the CMGI Exchange Agreement (or any exchange agreement with an Other Stockholder substantially similar to the CMGI Exchange Agreement) or the Pledge Agreement (collectively, the "Transaction Documents"); (5) the first date on which CMGI or the Subsidiary shall have breached any of their respective representations or warranties in any of the Transaction Documents, which breach has a material adverse effect on the business, properties, assets, operations, results of operations or financial condition of CMGI or the Subsidiary, or on the transactions contemplated by the Transaction Documents, or on the authority or ability of CMGI or the Subsidiary to perform its obligations under any of the Transaction Documents; (6) the date of the occurrence of an Event of Insolvency (as defined below) with respect to CMGI; (7) the effective date of an Organic Change (as defined below); and (8) the first date on which the Stockholder does not have a binding first priority security interest in such Stockholder's ratable allocation of the Collateral (as defined in the Pledge Agreement), as set forth opposite its name in Exhibit B to
                                                                    ---------
the Pledge Agreement, unless such failure is solely the result of (i) actions taken by the Stockholder, any of the Other Stockholders or any of their respective affiliates or related parties or any transferee thereof or (ii) the incurrence of any liability, lien or similar charge or the imposition of any injunction, judgment, writ, decree, motion, order or other action of any court or governmental agent or authority resulting from or arising out of a claim or allegation by PCCW that the entering into of the Transaction Documents by CMGI and the Subsidiary or the performance by CMGI or the Subsidiary of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or Section
6.7 of the PCCW Agreement (such earliest date, the "PCCW Share Delivery Date"); provided that in the event that the Lockup Agreement is terminated prior to 2 December 2002 with respect to less than all of the PCCW Shares (it being understood that the Lockup Agreement may be terminated in whole or in part with regard to the PCCW Shares on one or more occasions prior to 2 December 2002):
(i) a separate PCCW Share Delivery Date shall apply with respect to each such partial termination, (ii) the PCCW Share Delivery Date with respect to each partial termination of the Lockup Agreement shall be the date of such partial termination (each, a "Partial PCCW Share Delivery Date"), (iii) each Partial PCCW Share Delivery Date shall apply only with respect to the Stockholder's ratable portion (based on the allocation set forth opposite the Stockholder's name in Exhibit B to the Pledge Agreement) of the aggregate number of PCCW
        ---------
Shares being released from the Lockup Agreement on such Partial PCCW Share Delivery Date, and (iv) the provisions of this Section 1.02 shall continue to apply to any Stockholder PCCW Shares not delivered to the Stockholder in connection with or prior to each such Partial PCCW Share Delivery Date.

          In addition to the delivery of Stockholder PCCW Shares, on each Partial PCCW Share Delivery Date, the Subsidiary shall deliver written notice to the Stockholder and the Collateral Agent setting forth (a) the aggregate number of PCCW Shares being released from the Lockup Agreement on such Partial PCCW Share Delivery Date, (b) the number of Stockholder PCCW Shares being delivered to the Stockholder on such Partial PCCW Share Delivery Date, (c) confirmation of the aggregate number of PCCW Shares which remain subject to the Lockup Agreement and the Pledge Agreement and (d) confirmation of the number of Stockholder PCCW Shares which the Subsidiary remains obligated to deliver to the Stockholder pursuant to this Agreement.

          The release and delivery to the Stockholder of PCCW Shares under the Pledge Agreement, in whole or in part, on a PCCW Share Delivery Date or a Partial PCCW Share Delivery Date shall satisfy the Subsidiary's obligation to deliver Stockholder PCCW Shares on such PCCW Share Delivery Date or Partial PCCW Share Delivery Date with the respect to a number of Stockholder PCCW Shares equal to such number of PCCW Shares released and delivered to the Stockholder under the Pledge Agreement on such date.

          The term "Insolvency Event" means, in the context of the Subsidiary, the earliest to occur of: (i) an order or an effective resolution of the shareholders or directors of the Subsidiary passed for the voluntary or involuntary winding-up of the Subsidiary, or (ii) an involuntary case or proceeding initiated against the Subsidiary (other than by the Stockholder, or any of the Other Stockholders or any of their respective affiliates or related parties or any transferee thereof) under any applicable liquidation, insolvency, bankruptcy, rehabilitation, composition, reorganisation, conservation or other similar law now or hereafter in effect (collectively, "Insolvency Law"), including, for the avoidance of doubt, presentation to the court of a petition for the making of an order for the appointment of an examiner, an interim examiner or seeking the appointment of a receiver or other similar official (e.g., bankruptcy trustee) in relation to the Subsidiary or to the whole or any substantial part of the undertaking or assets of the Subsidiary, (iii) the Subsidiary's initiation of or consent to any case or judicial proceeding relating to itself or its assets under any Insolvency Law, or being generally unable to pay its debts as such debts become due, or commencing negotiations with any one or more of its creditors with a view to general adjustment or rescheduling of its indebtedness, or the Subsidiary's conveyance or assignment for the benefit of its creditors generally, or admission in writing of its inability to pay its debts generally as they become due, or (iv) a receiver or analogous officer is appointed to all or part of the assets of the Subsidiary pursuant to a debenture or other security document entered into by the Subsidiary or otherwise.

          The term "Event of Insolvency" means, in the context of CMGI, the earliest to occur of: (i) the date CMGI pursuant to or within the meaning of any U.S. Bankruptcy Law (as defined below), (A) commences a voluntary bankruptcy case, (B) consents to the entry of an order for relief against it in an involuntary bankruptcy case, (C) consents to the appointment of a Custodian (as defined below) for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, or (E) admits in a writing addressed to the Stockholder that it is generally unable to pay its debts as the same become due; (ii) the date a court of competent jurisdiction enters an order or decree under any U.S. Bankruptcy Law that: (A) is for relief against CMGI in an involuntary case; (B) appoints a Custodian of CMGI for all or substantially all of its property; or (C) orders the liquidation of CMGI. The term "U.S. Bankruptcy Law" means Title 11, U.S. Code, or any similar United States federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any U.S. Bankruptcy Law.

          The term "Organic Change" means any reorganisation, merger, reconstruction, amalgamation or sale of all or substantially all of the assets of PCCW and its subsidiaries to another person or other transaction, in each case, effected in such a way that (A) the holders of ordinary shares of PCCW are entitled to receive consideration, assets or securities of any person other than PCCW (including, without limitation, cash) in exchange for, or by way of consideration for the cancellation of, the ordinary shares of PCCW and (B) the Lockup Agreement shall not apply to such consideration received in exchange for, or by way of consideration for the cancellation of, the PCCW Shares.

          1.03 Subject to and upon the terms and conditions of this Agreement (including, without limitation, Section 5.03), the Subsidiary covenants and agrees to deliver the Other Rights (including, to the extent relevant, stock certificates, stock transfer forms and/or bought and sold notes and instruments of transfer duly executed in blank, powers of attorney duly completed and/or any other documents necessary or advisable to transfer the Other Rights to the Stockholder), to the Stockholder on the same day any such grant, addition, substitution, replacement, reclassification, recapitalization, dividend or distribution of any such Other Right is received by the holders of ordinary shares of PCCW or if such Other Rights are not then transferable separately from the ordinary shares of PCCW, then on the earlier of the first date on which such Other Rights become so transferable or the PCCW Share Delivery Date (each, an "Other Rights Delivery Date").

     2.   CLOSING.  Subject to the conditions set forth  in Section 6 and in
          -------
this Section 2, the closing of the exchange contemplated by this Agreement (the "Closing") shall take place at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland, at 13:00, Dublin time, on 20 November 2001 (or such later date as is mutually agreed to in writing by the Subsidiary and the Stockholder) (the "Closing Date"). At the Closing, (a) the Stockholder shall deliver to the Subsidiary the Stockholder Note duly endorsed for transfer to the Subsidiary, and (b) as security for the Subsidiary's obligation to deliver the Stockholder PCCW Shares to the Stockholder not later than the PCCW Share Delivery Date and the Other Rights to the Stockholder as of the applicable Other Rights Delivery Date as provided in Section 1.03, the Subsidiary shall deliver to the Collateral Agent as agent for the Stockholder a share certificate, free from any restrictive legend under the United States Securities Act of 1933, as amended (the "Securities Act"), and the laws of Hong Kong (other than the legend regarding the Lockup Agreement which is on such certificate as of the date of this Agreement), representing a number of PCCW Shares equal to the number of Stockholder PCCW Shares, together with relevant instruments(s) of transfer and bought and sold note(s) duly executed in blank, in the form attached hereto as Exhibit C, duly executed by the Subsidiary to the Collateral Agent, as agent for
---------
the Stockholder, pursuant to the terms of the Pledge Agreement and the Collateral Agent Agreement.

     3.    REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.  The Stockholder
           -------------------------------------------------
represents and warrants to the Subsidiary and CMGI that:

     3.01  Ownership of Stockholder Note.  Assuming that CMGI complies with its
           -----------------------------
obligations under the CMGI Exchange Agreement, as of the Closing the Stockholder shall be the sole beneficial owner of the Stockholder Note and, assuming that CMGI delivered the Stockholder Note to the Stockholder free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and encumbrances whatsoever, as of the Closing the Stockholder shall have good and marketable title to the Stockholder Note, free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and encumbrances whatsoever.

     3.02  Authorisation; Enforcement; Noncontravention.  The Stockholder has
           --------------------------------------------
the full right, power and authority to enter into and to perform this Agreement, the Pledge Agreement and the Collateral Agent Agreement in accordance with their respective terms. This Agreement has been duly and validly authorised by the Stockholder. This Agreement has been duly executed and delivered on behalf of the Stockholder. This Agreement constitutes, and upon execution and delivery by the Stockholder of the Pledge Agreement and the Collateral Agent Agreement each such agreement will constitute, a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. The execution, delivery and performance of this Agreement, the Pledge Agreement and the Collateral Agent Agreement do not (i) conflict with or breach any agreement or instrument to which the Stockholder is a party or by which any of its assets are bound, or any organizational documents of the Stockholder or (ii) violate any order, injunction, decree, statute, rule or regulation applicable to the Stockholder or its assets.

     3.03  Governmental Approvals.  The Stockholder is not required to obtain
           ----------------------
any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, or any third party, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Pledge Agreement or the Collateral Agent Agreement.

      3.04  Nature of Negotiations; Acknowledgment.  The Stockholder
            --------------------------------------
acknowledges that the negotiations between CMGI and the Subsidiary, on the one hand, and the Stockholder, on the other hand, were arm's length in nature and that neither CMGI nor the Subsidiary is acting as a financial advisor of the Stockholder (or in any similar capacity) with respect to this Agreement, the Pledge Agreement or the Collateral Agent Agreement and the transactions contemplated hereby and thereby, and any advice given by CMGI or the Subsidiary or any of its representatives or agents in connection with this Agreement, the Pledge Agreement and the Collateral Agent Agreement and the transactions contemplated hereby and thereby is merely incidental to the Stockholder's purchase of the Stockholder PCCW Shares and the Other Rights. The Stockholder further represents to CMGI and the Subsidiary that the Stockholder's decision to enter into this Agreement, the Pledge Agreement and the Collateral Agent Agreement has been based solely on (a) the independent evaluation by the Stockholder and its counsel and representatives, (b) information in CMGI's public dislosures, including, without limitation, as contained in CMGI's filings made pursuant to the Exchange Act, (c) the Subsidiary's and CMGI's representations set forth in Section 4 of this Agreement and in the other Transaction Documents, (c) the documents delivered at the Closing to the Stockholder as set forth in Section 6(b) (including, without limitation, opinions of CMGI's and the Subsidiary's counsels delivered pursuant to Section 6(b)) and the documents delivered to the Stockholder at the closing under the CMGI Exchange Agreement, (d) the PCCW Agreement and (e) the information received from the Company and the Subsidiary in response to that due diligence request delivered to Arthur Cox on 7 November 2001.

      3.05  Stockholder Ownership.  The number of ordinary shares of PCCW owned
            ---------------------
by the Stockholder as of the date of this Agreement plus the number of the Stockholder's Stockholder PCCW Shares does not exceed 448,347,107 shares as of the date of this Agreement.

      4.    REPRESENTATIONS AND WARRANTIES OF CMGI AND THE SUBSIDIARY.  CMGI and
            ---------------------------------------------------------
the Subsidiary represent and warrant (jointly and severally) to the Stockholder that:

4.01  Organisation; Authorization; No Conflicts.  CMGI is a corporation duly
      -----------------------------------------
organised, validly existing and in good standing under the laws of the State of Delaware (United States). The Subsidiary is duly organized and validly existing under the laws of Ireland. CMGI has all requisite corporate power and authority to enter into and perform this Agreement. The Subsidiary has all requisite corporate power and authority to enter into and perform this Agreement and the Pledge Agreement. The execution and delivery of this Agreement by CMGI and the Subsidiary, the consummation by CMGI and the Subsidiary of the transactions contemplated hereby, the execution and delivery by the Subsidiary of the Pledge Agreement and the consummation by the Subsidiary of the transactions contemplated thereby have been duly authorised by CMGI's Board of Directors, the Subsidiary's Board of Directors and CMGI in its capacity as the sole shareholder of the Subsidiary and no further consent or authorization of CMGI, CMGI's Board of Directors, CMGI's shareholders, the Subsidiary, the Subsidiary's Board of Directors or the Subsidiary's shareholders is required. This Agreement has been duly executed and delivered by CMGI and the Subsidiary. As of the Closing, the Pledge Agreement shall be duly executed and delivered by the Subsidiary. This Agreement constitutes a valid and binding agreement of CMGI and the Subsidiary, enforceable against CMGI and the Subsidiary in accordance with its terms. As of the Closing, the Pledge Agreement shall constitute the valid and binding agreement of the Subsidiary, enforceable against the Subsidiary in accordance with its terms. The execution, delivery and performance of this Agreement by CMGI and the Subsidiary and the Pledge Agreement by the Subsidiary do not (i) conflict with or breach any agreement or instrument to which CMGI or the Subsidiary is a party or by which any of their respective assets are bound, or any organizational documents of CMGI or the Subsidiary or (ii) violate any order, injunction, decree, statute, rule or regulation (including, without limitation, any securities laws or listing rules) applicable to CMGI or the Subsidiary or their respective assets (including, in the case of the Subsidiary, the PCCW Shares). CMGI is the sole record and beneficial holder of all the equity securities, including the ordinary shares, of the Subsidiary.

     4.02  Approvals.  Except as specifically set forth in Section 4.02 of the
           ---------
Schedule attached hereto, neither CMGI nor the Subsidiary is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency, or any third party, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Pledge Agreement.

     4.03  Ownership and Transfer of Stockholder PCCW Shares.   The Subsidiary
           -------------------------------------------------
is the sole record, legal and beneficial owner of, and has good and marketable title to, the PCCW Shares, free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and, encumbrances whatsoever, provided that any sale, disposition or other transfer by the Subsidiary of the PCCW Shares is subject to the Lockup Agreement. The PCCW Shares are listed on The Stock Exchange of Hong Kong Limited (the "Hong Kong Stock Exchange"), and are freely tradable under the laws and rules of Hong Kong and the Hong Kong Stock Exchange, provided that any sale, disposition or other transfer by the Subsidiary of the PCCW Shares is subject to the Lockup Agreement. CMGI acquired the PCCW Shares on 29 November 1999 and transferred the PCCW Shares to the Subsidiary on 29 November 1999. CMGI and/or the Subsidiary have continuously held the PCCW Shares since 29 November 1999. Neither CMGI nor the Subsidiary is, nor has either of them been at any time since CMGI first acquired the PCCW Shares, an "affiliate" of PCCW (as defined Rule 144(a) promulgated under the Securities Act). CMGI and the Subsidiary can offer and sell the PCCW Shares to the Stockholder without registration under the Securities Act and without registration, filing or any other action under the rules or laws of Hong Kong or the Hong Kong Stock Exchange, other than presentation of share transfer documents for stamping in Hong Kong and payment of stamp duty on the transfer of the PCCW Shares. Upon the Stockholder's receipt of the Stockholder PCCW Shares from the Subsidiary in accordance with the terms of this Agreement, (a) the Stockholder may resell such Stockholder PCCW Shares without registration, filing or any other action being taken under the rules or laws of Hong Kong and the Hong Kong Stock Exchange, (b) the Stockholder PCCW Shares will be listed on the Hong Kong Stock Exchange (provided that the ordinary shares of

PCCW are then listed on the Hong Kong Stock Exchange), (c) the Stockholder PCCW Shares otherwise will be freely tradable and (d) the Stockholder shall have good and marketable title to the Stockholder PCCW Shares and the Stockholder PCCW Shares shall be free and clear of all liens, security interests, pledges, voting trusts, proxies, claims and encumbrances whatsoever.

     4.04  Solvency.  Each of CMGI and the Subsidiary is not as of the date
           --------
hereof, and after giving effect to the transactions contemplated hereby and by similar exchange agreements with the Other Stockholders and, with respect to CMGI, the transactions contemplated by the CMGI Exchange Agreement and similar exchange agreements with the Other Stockholders (including, without limitation, the transfer of the PCCW Shares to the Stockholder and the Other Stockholders (assuming that the transfer of all legal and equitable title to the PCCW Shares occurred on the date of this Agreement (with respect to this representation being made as of the date of this Agreement ) or on the Closing Date (with respect to this representation being made as of the Closing Date))) will not be, Insolvent. For purposes of this Section 4.04, "Insolvent" means, with respect to either such entity, (a) the present fair saleable value of such entity's assets is less than the amount required to pay such entity's total indebtedness, contingent or otherwise; (b) such entity is unable (or, in the case of the Subsidiary, is unlikely to be able) to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or fall due for payment; (c) such entity intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature; or (d) such entity has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

     4.05. Fair Consideration.  Each of CMGI and the Subsidiary, having been
           ------------------
fully involved in developing the transactions contemplated hereby, and having been advised by its nationally recognized financial advisors, is satisfied that the negotiations between CMGI and the Subsidiary, on the one hand, and the Stockholder, on the other hand, were conducted properly and were arm's length in nature and in good faith, and fair consideration for the Stockholder PCCW Shares was obtained. Neither CMGI nor the Subsidiary has entered into this Agreement with the actual intent to hinder, delay or defraud any entity to which CMGI or the Subsidiary was or is indebted.

     4.06  Acknowledgment Regarding Stockholder's Purchase of Stockholder PCCW
           -------------------------------------------------------------------
Shares.  CMGI and the Subsidiary acknowledge and agree that the Stockholder is
------
acting solely in the capacity of an arm's length purchaser with respect to this Agreement, the Pledge Agreement and the Collateral Agent Agreement and the transactions contemplated hereby and thereby, and that the Stockholder is not
(i) an officer or director of CMGI or the Subsidiary, (ii) assuming the Stockholder is not the "beneficial owner" of any shares of CMGI Common Stock other than shares of CMGI Common Stock issuable pursuant to the CMGI Exchange Agreement, (A) a "beneficial owner" of more than 10% of the CMGI Common Stock (as defined for purposes of Rule 13d-3 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) or (B) an "affiliate" of CMGI (as defined in Rule 144(a) promulgated under the Securities Act) or (iii) an affiliate of the Subsidiary. CMGI and the Subsidiary further acknowledge that the Stockholder is not acting as a financial advisor or fiduciary of CMGI or the Subsidiary (or in any similar capacity) with respect to this Agreement, the Pledge Agreement or the Collateral Agent Agreement and the transactions contemplated hereby and thereby, and any advice given by the Stockholder or any of its representatives or agents in connection with this Agreement, the Pledge Agreement and the Collateral Agent Agreement and the transactions contemplated hereby and thereby is merely incidental to the Stockholder's purchase of the Stockholder PCCW Shares. Each of CMGI and the Subsidiary further represent to the Stockholder that CMGI's and the Subsidiary's decision to enter into this Agreement and the Subsidiary's decision to enter into the Pledge Agreement has been based solely on (a) the independent evaluation by CMGI and the Subsidiary and each of their respective counsel and representatives, including, without limitation, its financial advisor, (b) the Stockholder's representations set forth in Section 3 of this Agreement and (c) the documents to be delivered at the Closing to the Subsidiary as set forth in Section 6(a) and the documents delivered to CMGI at the closing under the CMGI Exchange Agreement.

     4.07  Placement Agent.  Neither CMGI nor the Subsidiary, nor any of its or
           ---------------
their affiliates, nor any person acting on its or their behalf, has engaged any placement agent or exchange agent in connection with the offer or sale of the Stockholder PCCW Shares. CMGI acknowledges that it has engaged a nationally recognized financial advisor in connection with the transactions contemplated by this Agreement and CMGI is responsible for the fees and expenses of such financial advisor in its capacity as such.

     4.08  Disclosure.  Neither CMGI nor the Subsidiary, nor any of their
           ----------
representatives, has disclosed to the Stockholder, or provided the Stockholder with (by way of delivery of documents or otherwise), any material, nonpublic information regarding CMGI, the Subsidiary or PCCW or their respective affiliates, subsidiaries and securities, which information was not publicly disclosed prior to the date hereof.

     4.09  PCCW Agreement.  The PCCW Agreement has not been amended since it was
           --------------
executed on 29 September 1999 and neither the Subsidiary nor CMGI has granted or consented to any waivers or modifications of any of the provisions of the PCCW Agreement. Other than the PCCW Agreement, there are no other agreements or understandings between CMGI and PCCW or between the Subsidiary and PCCW or between CMGI and the Subsidiary affecting the PCCW Shares. CMGI and the Subsidiary are in compliance with all the requirements and provisions of the PCCW Agreement.

     4.10  Intentionally Omitted.

     4.11  Financial Status of the Subsidiary.  The Subsidiary has an authorised
           ----------------------------------
share capital of IR(Pounds)100,000, divided into 100,000 ordinary shares of IR(Pounds)1.00 each, of which 1 ordinary share is in issue. Such share is fully paid and non-assessable and the Subsidiary has never issued any other shares. Such issued share has been validly issued and was not issued in violation of any pre-emptive rights. There are no options, warrants, calls, subscriptions, conversion or other rights, agreements or commitments obligating the Subsidiary to issue any additional shares or other securities convertible into or exchangeable for or evidencing the rights to subscribe for any shares of the Subsidiary.

     4.12  Liabilities, Business Activities and Assets of the Subsidiary.  The
           -------------------------------------------------------------
Subsidiary has no liabilities or obligations of any nature (including, without limitation, intercompany amounts owed to CMGI or any of CMGI's affiliates) save those contained in this Agreement and the Pledge Agreement or listed in Section 4.12(a) of the Schedule attached hereto (whether known or unknown and whether absolute, accrued, contingent or otherwise). The Subsidiary presently conducts no business except as specifically contemplated by this Agreement and, for the 24 months prior to the date hereof, has conducted no business other than holding the shares of certain entities listed in Section 4.12(b) of the Schedule attached hereto. The Subsidiary has no assets save for the PCCW Shares and cash.

     4.13  Winding-Up of the Subsidiary.  The Subsidiary has not been the
           ----------------------------
subject of a winding-up order (whether presently pending or dismissed) nor has a resolution been passed or proposed for the winding up of the Subsidiary nor has any receiver, administrator or examiner been appointed to the Subsidiary nor has any petition for the making of an order for the appointment of an examiner or a winding-up order been presented in relation to the Subsidiary (whether or not presently pending) within the meaning of the Companies Acts 1963 to 2001.

     4.14  Controlled Entities.  Except as set forth in Section 4.12 of the
           -------------------
Schedule attached hereto, the Subsidiary does not own, directly or indirectly, capital stock or any equity interest of any other corporation or entity and is not a partner in any partnership, a member of any limited liability company or a participant in any joint venture.

     4.15  Financial Statements. The Subsidiary has delivered to the Stockholder
           --------------------
true, complete and correct copies of (a) the Subsidiary's audited balance sheet and income statements (collectively, the "Audited Financials") as of and for the year ended 31 July 2001 which balance sheet and income statement are accompanied by the opinion thereon of Beginsky Cohen, chartered, certified accountants and registered auditors and (b) the Subsidiary's unaudited balance sheet and income statement as of and for the three (3) months ended 31 October 2001 (collectively, the "Interim Financials"). The Audited Financials and the Interim Financials are correct and complete in all material respects, are in accordance with the books and records of the Subsidiary, have been prepared in accordance with generally accepted accounting principles in Ireland consistently applied throughout the periods indicated and present fairly the results of operations for the periods indicated. There has been no change in the balance sheet or income statement of the Subsidiary, each as of the date hereof and as of the Closing Date, since 31 October 2001, except as set forth in Section 4.15 of the Schedule attached hereto.

     4.16  No Material Adverse Change.  Except as set forth in the Interim
           --------------------------
Financials or in Section 4.15 of the Schedule attached hereto, since 31 July 2001 there has not been any material adverse change in the business or financial condition of the Subsidiary, and no event has occurred or circumstance exists that may result in such a material adverse change.

     4.17  Books and Records.  The books of account, minute books, share record
           -----------------
books, and other records of the Subsidiary (all of which have been made available to the Stockholder) are complete and correct and have been maintained in accordance with applicable laws. The minute books of the Subsidiary contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders and the Board of Directors, and no meeting of any such shareholders or the Board of Directors has been held for which minutes have not been prepared and are not contained in such minute books. At Closing, all of those books and records will be in the possession of the Subsidiary.

     4.18  Taxes. Except as set forth in Section 4.18 of the Schedule attached
           -----
hereto, the Subsidiary and CMGI have filed with the appropriate governmental agencies all tax returns and reports ("Taxes") required to be filed in connection with or affecting the Subsidiary, its operations and its business, and have paid all Taxes due and payable by the Subsidiary, including all related penalties and interest. There is no question known to the Subsidiary or CMGI relating to any such return or report that, if determined adversely, would result in the assertion of any deficiency for any tax or interest, improper filing or penalties. No taxing authority is now asserting or, to the knowledge of CMGI and the Subsidiary, is threatening to assert against the Subsidiary any deficiency or claim for additional Taxes or interest thereon or penalties relating thereto. The liabilities for Taxes in the Interim Financials are adequate to cover all Taxes due and payable or accruable (including interest and penalties thereon, if any) in connection with or affecting the Subsidiary, its operations and its business. There is no tax-sharing agreement or similar agreement between the Subsidiary and any other company or entity.

     4.19  Litigation.  There are no actions, suits, proceedings, investigations
           ----------
or inquiries pending or, to the knowledge of CMGI and the Subsidiary, threatened against the Subsidiary or any of its assets, or against CMGI in respect of the Subsidiary or any of its assets. The Subsidiary is not in default of any judgment, order, writ, injunction or decree of any court or other governmental body.

     4.20  Contracts.  There are no contracts, agreements or instruments in
           ---------
effect between the Subsidiary and any other entity, other than the PCCW Agreement and the contracts, agreements and instruments set forth in Section
4.20 of the Schedule attached hereto.

     4.21  Compliance with Laws.  The Subsidiary has complied with and is in
           --------------------
compliance in all material respects with all laws, ordinances, rules, regulations, judgments, orders and decrees applicable to it or any of its properties or assets.

     4.22  Accuracy of Statements and Disclosures.  No representation or
           --------------------------------------
warranty by the Subsidiary or CMGI in this Agreement, in any agreement delivered hereunder or in any other agreement between the Subsidiary or CMGI and the Stockholder, and no statement in any exhibit, list, certificate, document or schedule delivered or to be delivered under any such agreement taken together, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. The Subsidiary and CMGI have disclosed to the Stockholder all material facts pertaining to the Subsidiary and to the transactions contemplated by this Agreement.

     5.    COVENANTS.
           ---------

     5.01  Best Efforts.  Each party to this Agreement shall use its best
           ------------
efforts to timely satisfy each of the conditions to be satisfied by it at or prior to the Closing as provided in Section 6.

     5.02  Delayed Delivery Payments.  During the period beginning on the
           -------------------------
Closing Date and ending on and including the date that the Stockholder receives the last of the Stockholder PCCW Shares in accordance with the terms of this Agreement and the Pledge Agreement (the "PCCW Share Receipt Date"), CMGI shall make payments to the Stockholder in U.S. dollars by wire transfer of immediately available funds in accordance with the written wire transfer instructions provided by the Stockholder equal to the Liquidity Payment Amount (as defined below). Such payments shall be due and payable on each of 19 February 2002, 17 May 2002, 19 August 2002, 19 November 2002 and the PCCW Share Receipt Date (each such date is referred to as a "Regular Delayed Payment Date"); provided that such payment shall be immediately due and payable on a Partial PCCW Share Delivery Date with respect to all or any Stockholder PCCW Shares subject to such Partial PCCW Share Delivery Date. "Liquidity Payment Amount" means: (a) with respect to a Regular Delayed Payment Date, the product of (i) the price of an ordinary share of PCCW, which the Stockholder and CMGI acknowledge to be US$0.2454 (as adjusted for any sub-division, consolidation and stock dividends with respect to the ordinary shares of PCCW and other similar transactions after the date of this Agreement) (the "PCCW Closing Price"), (ii) 13.5%, (iii) the number of Stockholder PCCW Shares which the Subsidiary is still required to deliver hereunder on such Regular Delayed Payment Date and (iv) the quotient resulting from (w) the number of days during the period beginning on but excluding the previous Regular Delayed Payment Date (or if no previous Regular Delayed Payment Date has occurred, the Closing Date) and ending on and including such Regular Delayed Payment Date, divided by (x) 365; and (b) with respect to a Partial PCCW Share Deliver Date, the product of (i) the PCCW Closing Price, (ii) 13.5%, (iii) the number of Stockholder PCCW Shares the Subsidiary is required to deliver to the Stockholder on such Partial PCCW Share Delivery Date and (iv) the quotient resulting from (y) the number of days during the period beginning on but excluding the previous Regular Delayed Payment Date (or if no previous Regular Delayed Payment Date has occurred, the Closing Date) and ending on and including such Partial PCCW Share Delivery Date, divided by (x) 365.

     5.03  Dividends and Distributions on Ordinary Shares of PCCW.  Upon the
           ------------------------------------------------------
receipt by the Subsidiary of notice of the record or distribution date for any Other Rights from PCCW and upon the distribution by PCCW of any such Other Rights, the Subsidiary shall promptly provide notice thereof to the Stockholder. If any such distribution of Other Rights requires the payment of any amount by any PCCW shareholder to exercise such rights (e.g., a rights offering or similar offering), then in order for the Stockholder to exercise such rights which it is entitled to pursuant to Section 1.03: (i) the Subsidiary shall promptly notify the Stockholder of such rights offering, and (ii) the Stockholder shall, if it wishes to exercise such rights or otherwise participate in such distributions of Other Rights, (A) deliver written notice to the Subsidiary directing the Subsidiary to exercise the Stockholder's respective portion of the rights in the manner indicated by the Stockholder and (B) if applicable, deliver to the Subsidiary the amount required to be paid to PCCW in respect of the exercise of the Stockholder's respective portion of the rights, in each case on or prior to the date required by the terms of such Other Rights. Any amounts paid by the Stockholder to the Subsidiary in accordance with the immediately preceding sentence shall be deemed to be part of the consideration paid by the Stockholder for the Subsidiary's obligation to deliver the Stockholder PCCW Shares and the Other Rights.

     5.04  Negative Covenants of the Subsidiary.  Until the Subsidiary has
           ------------------------------------
delivered all of the Stockholder PCCW Shares and the Other Rights to the Stockholder, the Subsidiary shall not: (a) enter into voluntary liquidation within the meaning of the Companies Acts, 1963 to 2001; (b) engage in any business or activities except as may be required for the performance of its obligations under this Agreement, the Pledge Agreement and exchange agreements with the Other Stockholders substantially similar to this Agreement; (c) incur any liabilities (other than liabilities related to governmental and related fees necessary to maintain its company existence, local taxes and similar fees and expenses and accounting and legal costs and expenses incurred in connection therewith and in connection with the transactions contemplated by this Agreement), except as may be required for the performance of its obligations under this Agreement, the Pledge Agreement and exchange agreements with the Other Stockholders substantially similar to this Agreement; (d) declare or pay any dividends or make any distributions of cash or property (other than the dividend or distribution of the Notes to CMGI, which shall occur upon the Closing); (e) create, incur or suffer to exist any mortgage, deed of trust, pledge, charge, lien, security interest, adverse claim, assignment or transfer upon or of any of the Subsidiary's assets, now owned or hereafter acquired, to secure any indebtedness or other obligation (other than pursuant to the Pledge Agreement); (f) sell, lease, assign, transfer or otherwise dispose of all or a substantial part of the Subsidiary's assets (other than the disposition of the Notes to CMGI upon the Closing and pursuant to the Subsidiary's performance of its obligations under this Agreement, the Pledge Agreement and exchange agreements with the Other Stockholders substantially similar to this Agreement);
(g) liquidate, dissolve or suspend business operations; (h) create any subsidiaries; (i) lend money or extend credit or make advances to any person, or purchase or acquire any stock, obligations or securities of (other than the Notes, which shall occur upon the Closing), or any other interest in, or make any capital contribution to, or otherwise make an investment in, any person; (j) enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or affiliate of the Subsidiary (other than in connection with the dividend, distribution, disposition or transfer of the Notes to CMGI); (k) permit any levy against the Collateral (as defined in the Pledge Agreement) or any of it, including, without limitation, by way of distress, attachment, sequestration, execution or other legal process; (l) amend, vary or alter its Memorandum or Articles of Association save as to enable the Subsidiary to comply with any of its obligations under this Agreement, the Pledge Agreement and exchange agreements with the Other Stockholders substantially similar to this Agreement; or (m) do or cause to be done any thing which could cause the occurrence of an Insolvency Event with respect to the Subsidiary.

     5.05 Amendment of PCCW Agreement; Dealing in PCCW Shares.  Prior to the
          ---------------------------------------------------
PCCW Share Receipt Date and the Subsidiary's delivery to the Stockholder of all the Other Rights, neither CMGI nor the Subsidiary, either alone or together, shall take any action or fail to take any action which would result in the amendment of the Lockup Agreement, save where such action would result only in the termination of the Lockup Agreement with respect to all or a portion of the PCCW Shares in accordance with the terms thereof, without the prior written consent of the Stockholder. Except as contemplated by this Agreement, neither CMGI nor the Subsidiary, will enter into any agreement to pledge, encumber, transfer or assign any of the PCCW Shares or the equity interest in PCCW or take any action which would affect the PCCW Shares, save where such agreement or action terminates the Lockup Agreement with respect to all or a portion of the PCCW Shares in accordance with the terms thereof, without the prior written consent of the Stockholder.

     5.06 Negative Covenants of CMGI with Respect to the Subsidiary.  Prior to
          ---------------------------------------------------------
the PCCW Share Receipt Date and the Subsidiary's delivery to the Stockholder of all the Other Rights, CMGI as shareholder of the Subsidiary shall not (a) enter into or cause the Subsidiary to enter into voluntary liquidation within the meaning of the Companies Acts, 1963 to 2001; (b) present any petition for the making of an order for the appointment of an examiner to the Subsidiary within the meaning of the Companies Act, 1963 to 2001; (c) take any action or fail to take any action or exercise any rights or fail to exercise any rights which would cause the Subsidiary to breach any of the covenants contained herein or contained in the Pledge Agreement; (d) take any action which if taken further would lead to a dealing in or disposition of any shares of the Subsidiary; or
(e) deal or dispose of any, or transfer the legal or beneficial interest in, shares in the Subsidiary (other than to the Subsidiary in connection with the Subsidiary's dividend, distribution, disposition or transfer of the Notes to
CMGI).

     5.07 Compliance; Defense of Claims.  CMGI shall ensure the Subsidiary is
          -----------------------------
compliant with its obligations under this Agreement and the Pledge Agreement. CMGI and the Subsidiary shall use their respective best efforts to defend against any claim, cause of action, motion, order, lien or similar charge or injunction raised, made or initiated by any third party (other than the Stockholder or any of the Other Stockholders or any parties related to the Stockholder or Other Stockholders) relating to the enforceability of, or seeking to challenge or restrict in any way, the performance by CMGI or the Subsidiary of the transactions contemplated by the Transaction Documents.

     5.08 Subsidiary's Payment of Debts and Liabilities.  The Subsidiary shall
          ---------------------------------------------
pay its debts and liabilities as they become due.

     5.09  Filing of Amendment and Bond.  On or before the fifth (5th) day
           ----------------------------
following the Closing Date, the Subsidiary (a) shall file the appropriate form for the Amendment with the Companies Registration Office together with the amended Memorandum and Articles of Association and shall deliver evidence of the same to the Stockholder and (b) shall have obtained a bond in accordance with
Section 43 of the Companies Act of 1963 and filed such bond (along with the outstanding B10) with the Companies Registration Office and shall deliver evidence of the same to the Stockholder.

     6.    CLOSING CONDITIONS.
           ------------------

           (a)  Conditions to the Subsidiary's Obligation to Close.  The
                --------------------------------------------------
obligations of the Subsidiary hereunder to deliver the Stockholder PCCW Shares to the Stockholder not later than the PCCW Share Delivery Date and to deliver the PCCW Shares to the Collateral Agent at the Closing are subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Subsidiary's sole benefit and may be waived by the Subsidiary in its sole discretion by providing the Stockholder with prior written notice thereof:

                (i) The Stockholder shall have executed each of this Agreement and the Pledge Agreement and delivered the same to the Subsidiary.

                (ii) The Collateral Agent shall have executed the Collateral Agent Agreement and delivered a copy of the same to the Subsidiary and the Stockholder shall have executed the Collateral Agent Agreement and delivered a copy of the same to the Subsidiary.

                (iii) The Stockholder shall have delivered to the Subsidiary the Stockholder Note duly endorsed for transfer to the Subsidiary.

                (iv) The representations and warranties of the Stockholder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and in such case shall be true and correct in all material respects as of that particular date), and the Stockholder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Stockholder at or prior to the Closing. CMGI and the Subsidiary shall have received a certificate executed by an authorized signatory of the Stockholder, dated as of the Closing Date, to the foregoing effect. No order, injunction, or decree of any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated by hereby would be violated as a result of the Closing.

                (v) The Other Stockholders shall have entered into exchange agreements with CMGI substantially similar to the CMGI Exchange Agreement and exchange agreements with the Subsidiary and CMGI substantially similar to this Agreement, so that when taken together with this Agreement and the CMGI Exchange Agreement, all of the shares of Series C Preferred Stock and all of the Notes outstanding shall be subject to such agreements, and the closing of the transactions contemplated by each such exchange agreement shall be consummated concurrent with the Closing.

                (vi) The closing of the transactions contemplated by the CMGI Exchange Agreement shall be consummated concurrent with the Closing.

           (b)  Conditions to the Stockholder's Obligation to Close.  The
                ---------------------------------------------------
obligation of the Stockholder hereunder to exchange the Stockholder Note for the Stockholder PCCW Shares is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Stockholder's sole benefit and may be waived by the Stockholder at any time in its sole discretion by providing the Subsidiary with prior written notice thereof:

                (i) CMGI shall have executed this Agreement and delivered the same to the Stockholder and the Subsidiary shall have executed this Agreement and the Pledge Agreement and delivered the same to the Stockholder.

                (ii) The Collateral Agent shall have executed the Collateral Agent Agreement and delivered the same to the Stockholder.

                (iii) The closing of the transactions contemplated by the CMGI Exchange Agreement shall be consummated concurrent with the Closing.

                (iv) The Other Stockholders shall have entered into exchange agreements with CMGI substantially similar to the CMGI Exchange Agreement and exchange agreements with CMGI and the Subsidiary substantially similar to this Agreement, so that when taken together with this Agreement and the CMGI Exchange Agreement, all of the shares of Series C Preferred Stock and all of the Notes outstanding shall be subject to such agreements, and the closing of the transactions contemplated by each such exchange agreement shall be consummated concurrent with the Closing.

                (v) The Subsidiary shall have delivered to the Collateral Agent, as agent for the Stockholder, share certificate(s), free from any restrictive legend under the Securities Act and the laws of Hong Kong (other than the legend referenced on the face of such certificate(s) on the date hereof as set forth in

           Exhibit A to the Pledge Agreement), representing a number of PCCW
           ---------
           Shares equal to the number of Stockholder PCCW Shares, together with relevant instruments(s) of transfer and bought and sold note(s) duly executed in blank, in the form attached hereto as Exhibit C, duly
                                                             ---------
           executed by the Subsidiary, pursuant to the terms of the Pledge Agreement and the Collateral Agent Agreement.

                (vi) The Subsidiary shall have passed a Special Resolution amending its Memorandum and Articles of Association, in the form attached hereto as Exhibit D (the "Amendment"), and delivered
                              ---------
           evidence of same to the Stockholder.

                (vii) The Stockholder shall have received the opinion of Arthur Cox, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E.
                     ---------

                (viii) The Stockholder shall have received the opinion of Linklaters, dated as of the Closing Date, in substantially the form attached hereto as Exhibit F.
                              ---------

                (ix)   The Subsidiary shall have delivered to the Stockholder
           (i) a certificate, executed by the Secretary of the Subsidiary and dated as of the Closing Date, as to (A) the resolutions described in
           Section 4.01 as adopted by the Subsidiary's Directors and CMGI as the Subsidiary's sole shareholder in a form reasonably acceptable to the Stockholder and (B) the identity of the Directors of the Subsidiary,
           (C) a copy of the Subsidiary's Memorandum and Articles of Association, as amended by the Amendment, certified as a true copy by the Company Secretary of the Subsidiary, each as in effect at the Closing.

                (x) The directors of the Subsidiary shall have delivered (i) a certificate of the Subsidiary, dated as of the Closing Date, certifying that the Subsidiary was solvent and able to pay its debts as they fall due at the date hereof, upon Closing and at all dates in the twelve month period prior to the date hereof and (ii) statutory declaration, executed by a director of the Subsidiary and dated as of the Closing Date.

                (xi) The representations and warranties of CMGI and the Subsidiary shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and in such case shall be true and correct in all material respects as of that particular date) and CMGI and the Subsidiary shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Pledge Agreement to be performed, satisfied or complied with by the

          Subsidiary and CMGI at or prior to the Closing. The Stockholder shall have received a certificate, executed on behalf of CMGI by the Chief Financial Officer or the President and Chief Operating Officer, of CMGI and a certificate executed on behalf of the Subsidiary by a director of the Subsidiary, each dated as of the Closing Date, to the foregoing effect. No order, injunction, or decree of any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated by hereby would be violated as a result of the Closing.

               (xii) The PCCW Shares shall be listed on the Hong Kong Stock Exchange.

     7.   TERMINATION.  In the event that the Closing shall not have occurred
          -----------
on or before 20 November 2001 due to CMGI's or the Subsidiary's failure to satisfy the conditions set forth in Section 6(b) above (including, without limitation, the failure of the conditions set forth in clauses (iii) and (iv) of
Section 6(b) due to CMGI's or the Subsidiary's failure to satisfy the conditions to closing set forth in the CMGI Exchange Agreement or similar exchange agreements with the Other Stockholders or exchange agreements with the Other Stockholders similar to this Agreement) (and the Stockholder does not waive such unsatisfied condition(s)), the Stockholder shall have the option to terminate this Agreement with respect to CMGI and the Subsidiary at the close of business on such date without liability of any party to any other party. In the event that the Closing shall not have occurred on or before 20 November 2001 due to the Stockholder's failure to satisfy the conditions set forth in Section 6(a) above (including, without limitation, the failure of the conditions set forth in clauses (v) and (vi) of Section 6(a) due to the Stockholder's failure to satisfy the conditions to closing set forth in the CMGI Exchange Agreement) (and CMGI and the Subsidiary do not waive such unsatisfied condition(s)), the Subsidiary shall have the option to terminate this Agreement with respect to the Stockholder at the close of business on such date without liability of any party to any other party.

     8.   MISCELLANEOUS.
          -------------

          (a)  Governing Law.  This Agreement shall be governed by and construed
               -------------
and take effect in accordance with the laws of Ireland. Each of the Subsidiary, CMGI and the Stockholder (i) hereby irrevocably submits to the exclusive jurisdiction of the Irish Courts for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

          (b)  Counterparts; Signature By Facsimile.  This Agreement may be
               ------------------------------------
executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (c)  Headings.  The headings of this Agreement are for convenience of
               --------
reference only and shall not form a part of, or affect the interpretation of, this Agreement.

          (d)  Severability. If any provision of this Agreement shall be invalid
               ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e)  Entire Agreement; Amendments.  This Agreement and the Pledge
               ----------------------------
Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein, and except as specifically set forth herein and therein, neither CMGI, the Subsidiary nor the Stockholder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by CMGI, the Subsidiary and the Stockholder.

          (f)  Notices.  Any notices or other communications required or
               -------
permitted to be given under the terms of this Agreement shall be sent overnight by express mail or delivered personally by courier (including an overnight delivery service) or by facsimile and shall be effective upon receipt, if delivered by overnight express mail, personally or by courier (including an overnight delivery service) or by facsimile, in each case addressed to a party. The address for such notices and other communications shall be:

          If to the Subsidiary:         Maktar Limited
                                        c/o Arthur Cox Solicitors
                                        Arthur Cox Building
                                        Earlsfort Terrace
                                        Dublin 2
                                        Ireland
                                        Attn: Declan Hayes
                                        Facsimile: 353-1-618 0618

          With a copy to:               CMGI, Inc.
                                        100 Brickstone Square
                                        Andover, MA 01810
                                        USA
                                        Attn:  General Counsel
                                        Facsimile: 01 (978) 684-3601

          If to CMGI:                   CMGI, Inc.
                                        100 Brickstone Square
                                        Andover, MA 01810
                                        USA
                                        Attn:  General Counsel
                                        Facsimile: 01 (978) 684-3601

          With a copy to:               Hale and Dorr LLP
                                        60 State Street
                                        Boston, MA 02109
                                        USA
                                        Attn:  Mark G. Borden, Esq.
                                        Facsimile: 01 (617) 526-5000

          If to the Stockholder:


          With a copy to:

Each party shall provide written notice to the other party of any change in address.

          (g)  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their successors and assigns. Neither CMGI, the Subsidiary nor the Stockholder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that the Stockholder may assign its rights and obligations hereunder to any Other Stockholder, to any person that purchases the Stockholder's rights to the Stockholder PCCW Shares or to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of CMGI or the Subsidiary; provided, further, however, that the transferee has agreed in writing to be bound by the provisions of this Agreement, the Pledge Agreement and the Collateral Agent Agreement with such transferee becoming a "Stockholder" under this Agreement with all of the rights and obligations a Stockholder has hereunder and CMGI and the Subsidiary shall have been notified of the name and address of the transferee.

          (h)  Third Party Beneficiaries. This Agreement is intended for the
               -------------------------
benefit of the parties hereto and their respective permitted successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i)  Indemnification; Limitation on Damages.
               --------------------------------------

                    (A) CMGI and the Subsidiary jointly and severally agree to indemnify and hold harmless the Stockholder and its officers, directors, partners, employees and agents (each, an "Indemnified Person") from and against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees and expenses, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") arising as a result of or related to any breach or alleged breach by CMGI or the Subsidiary of any of their respective representations, warranties, obligations and covenants set forth in this Agreement and the Pledge Agreement or in connection with the enforcement by the Stockholder of any of CMGI's or the Subsidiary's obligations hereunder or thereunder, including the enforcement of this indemnity, and for any and all fees and costs paid by the Stockholder to the Collateral Agent, other than the initial fees paid to the Collateral Agent to hold the PCCW Shares.

                    (B) CMGI and the Subsidiary jointly and severally agree to indemnify and hold harmless each Indemnified Person from and against any claims, damages, liabilities, judgments and amounts paid in settlement, in each such case to or for the benefit of PCCW, and charges, costs, expenses and reasonable attorneys' fees and expenses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding or investigation initiated by or on behalf of or for the benefit of PCCW against the Stockholder, or appeal taken from the foregoing (collectively, "PCCW Claims"), by or before any court or governmental, administrative or other regulatory agency or body (whether located in Ireland, Hong Kong, the United States or any other jurisdiction), whether pending or threatened ("Indemnified Damages"), to which any of them may become subject insofar as such PCCW Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, relate to or are based upon a claim or allegation by or on behalf of PCCW that the entering into of the Transaction Documents by CMGI and the Subsidiary or the performance by CMGI or the Subsidiary of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or Section 6.7 of the PCCW Agreement.

                    (C) The indemnities set forth in Sections 8(i)(A) and (B) above shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the Closing and the transfer of the Stockholder PCCW Shares and Other Rights by the Stockholder. Promptly after receipt by an Indemnified Person under Section 8(i)(A) or 8(i)(B) of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or PCCW Claim, such Indemnified Person shall, if a Claim or PCCW Claim in respect thereof is to be made against any indemnifying party under this Section 8(i), deliver to CMGI and the Subsidiary a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually and reasonably satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party. Notwithstanding the foregoing, CMGI and the Subsidiary shall be responsible for paying reasonable fees for only one separate legal counsel in the United States and one separate counsel in the jurisdiction in which the Claim or PCCW Claim is being made or brought for the Stockholder and the Other Stockholders in the aggregate. CMGI and the Subsidiary shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. Neither CMGI nor the Subsidiary shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. Neither CMGI nor the Subsidiary shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim, PCCW Claim or litigation. The failure to deliver written notice to CMGI or the Subsidiary within a reasonable time of the commencement of any such action shall not relieve CMGI or the Subsidiary of any liability to the Indemnified Person under this Section 8(i), except to the extent that CMGI or the Subsidiary is prejudiced in its ability to defend such action. The indemnity agreements contained in Sections 8(i)(A) and 8(i)(B) shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                    (D)  The maximum liability of CMGI and the Subsidiary under
Section 8(i)(A) or otherwise as a result of a breach of this Agreement (exclusive of (i) any PCCW Claim under Section 8(i)(B) and (ii) any other claim asserted by a third party against the Stockholder; provided, however, that any claim hereunder by the Stockholder for damages owing to a third party arising out of a market or financial transaction with such third party relating to the transactions contemplated hereby shall not be so excluded) shall not exceed the sum of (a) the product of (i) number of Stockholder PCCW Shares which the Company failed to deliver on a PCCW Share Delivery Date, multiplied by (ii) the higher of (I) the closing sale price (in U.S. dollars) of the ordinary shares of PCCW (as reported on Bloomberg Financial Markets) on such PCCW Share Delivery Date and (II) the closing sale price (in U.S. dollars) of the ordinary shares of PCCW (as reported on Bloomberg Financial Markets) on the trading day immediately preceding the date CMGI or the Subsidiary pays all amounts in respect of the Claims, PCCW Claims or claims of breach of this Agreement, plus (b) unpaid Liquidity Payment Amounts, plus (c) the value of owed, but undelivered Other Rights plus (d) reasonable legal fees and expenses in respect of the Stockholder's enforcing or defending its rights under this Agreement or in defending against any Indemnified Damages (such amount is referred to herein as the "Maximum Amount"). CMGI and the Subsidiary may satisfy its indemnity obligation pursuant to clause (a) of the immediately preceding sentence by assigning and delivering to the Indemnified Person freely transferable ordinary shares of PCCW having a value equal to the indemnification obligation, based on the closing sale price (in U.S. dollars) of the ordinary shares of PCCW (as reported by Bloomberg Financial Markets) on the trading day immediately preceding the date CMGI or the Subsidiary assigns and delivers such shares to the Indemnified Person.

                    (E) NEITHER CMGI NOR THE SUBSIDIARY SHALL IN ANY EVENT BE LIABLE FOR CONSEQUENTIAL DAMAGES OR SPECIAL DAMAGES

ARISING HEREUNDER WHICH ARE IN EXCESS OF THE MAXIMUM AMOUNT AND WHICH ARE BASED ON MARKET OR FINANCIAL TRANSACTIONS (OTHER THAN TRANSACTIONS CONTEMPLATED TO BE PERFORMED PURSUANT TO THIS AGREEMENT) BY THE STOCKHOLDER (OR ANY OF ITS AFFILIATES OR RELATED PARTIES) WITH A THIRD PARTY WITH RESPECT TO THE ORDINARY SHARES OF PCCW. THE STOCKHOLDER SHALL NOT IN ANY EVENT BE LIABLE FOR CONSEQUENTIAL DAMAGES OR SPECIAL DAMAGES ARISING HEREUNDER.

               (j)  Disclosure of Transaction; Publicity; Other Material
                    ----------------------------------------------------
Information. Except as specifically permitted or required by this Section 8(j)
-----------
or otherwise required by law and except for disclosures made to a court or other governmental agency or regulatory authority in order to enforce a party's rights under the Transaction Documents, the Subsidiary, the Stockholder and CMGI agree not to disclose information about the proposals, negotiations and discussions leading up to the execution of this Agreement and the consummation of the transactions at Closing. On or before the first business day following the date of this Agreement, CMGI shall file a Form 8-K with the Securities and Exchange Commission (the "SEC") describing the terms of the transactions contemplated by this Agreement and the Pledge Agreement in the form required by the Exchange Act, and attaching this Agreement and the Pledge Agreement as exhibits to such filing (including all attachments, the "8-K Filing"). On or before the first business day after the Closing Date, CMGI shall publicly disclose the occurrence of the transactions at the Closing. From and after the filing of the 8-K Filing with the SEC, the Stockholder shall not be in possession of any material nonpublic information received from CMGI, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. CMGI shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide the Stockholder with any material nonpublic information regarding CMGI or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Stockholder. In the event of a breach of the foregoing covenant or Section 4.08 by CMGI, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, in this Agreement or the Pledge Agreement, the Stockholder shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by CMGI, its subsidiaries, or any of its or their respective officers, directors, employees or agents; provided that CMGI or the Subsidiary does not publicly disclose such information within 24 hours of the Stockholder (i) notifying CMGI of the breach of the immediately preceding sentence and (ii) first providing CMGI with the Stockholder's proposed form of disclosure. The Stockholder agrees to make any reasonable changes (determined in the Stockholder's sole discretion) to such disclosure requested by CMGI within 24 hours of the Stockholder first providing CMGI with the Stockholder's proposed form of disclosure. The Stockholder shall not have any liability to CMGI, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither CMGI, the Subsidiary nor the Stockholder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that CMGI shall be entitled, without the prior approval of the Stockholder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Stockholder shall be consulted by CMGI in connection with any such press release or other public disclosure prior to its release).

               (k)  Further Assurances. Each party shall do and perform, or
                    ------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (l)  No Strict Construction. The language used in this Agreement
                    ----------------------
shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m)  Expenses. Except as provided in Section 8(i), each of the
                    --------
parties shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               (n)  Survival. The representations and warranties of CMGI, the
                    --------
Subsidiary and the Stockholder contained in Sections 3 and 4 hereof shall survive the Closing and shall expire on the second anniversary of the Closing Date. The covenants and agreements contained in Sections 1, 5 and 8 hereof, shall survive the Closing without limitation.

               (o)  Remedies.  Subject to the terms of this Agreement and the
                    --------
Pledge Agreement, the Stockholder shall have all rights and remedies set forth in this Agreement and the Pledge Agreement and all of the rights which the Stockholder has under law. The parties hereto acknowledge and agree that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement or the Pledge Agreement by any party hereto or thereto and, accordingly, any person having any rights under any provision of this Agreement or the Pledge Agreement, in addition to any other rights or remedies hereunder or thereunder, except as otherwise provided herein or therein, shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and the Pledge Agreement and to exercise all other rights granted by law, subject to the terms of this Agreement and the Pledge Agreement.

               (p)  Payment Set Aside. To the extent that the Subsidiary or CMGI
                    -----------------
makes a payment or payments to the Stockholder hereunder or the Subsidiary makes a payment or payments pursuant to the Pledge Agreement or the Stockholder enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Subsidiary or CMGI by a trustee, receiver, examiner or any other person under any law (including, without limitation, any bankruptcy or insolvency law, common law or equitable cause of action of any jurisdiction), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

               (q)  Qualification of Breach. Notwithstanding anything to the
                    -----------------------
contrary in Section 4, no representation or warranty set forth in (1) clause (i) of the 2nd to last sentence of Section 4.01, (2) Section 4.02, as it relates to any consent or authorization of any third party, or (3) the last sentence of
Section 4.09, shall be deemed to have been breached by CMGI or the Subsidiary solely as a result of any act, event, circumstance or occurrence solely arising out of or based upon a claim or allegation by PCCW that the entering into of the Transaction Documents by CMGI and the Subsidiary or the performance by CMGI or the Subsidiary of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with
Section 6.2 or Section 6.7 of the PCCW Agreement. Notwithstanding anything to the contrary in Section 5, no obligation or covenant set forth in (1) Section 5.04, (2) clause (c) of Section 5.06 or (3) the first sentence of Section 5.07, shall be deemed to have been breached by CMGI or the Subsidiary solely as a result of any act, event, circumstance or occurrence solely resulting from the incurrence of or any liability, lien or similar charge or the imposition of any injunction, judgment, writ, decree, motion, order or other action of any court or governmental agent or authority resulting from or arising out of a claim or allegation by PCCW that the entering into of the Transaction Documents by CMGI and the Subsidiary or the performance by CMGI or the Subsidiary of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or Section
6.7 of the PCCW Agreement. Notwithstanding anything to the contrary in this Agreement, a PCCW Share Delivery Date shall not occur prior to 2 December 2002 solely as a result of any claim or allegation by PCCW that the entering into of the Transaction Documents by CMGI and the Subsidiary or the performance by CMGI or the Subsidiary of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or Section 6.7 of the PCCW Agreement.

                     [The Next Page is the Signature Page]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                  CMGI (solely for purposes of Sections 4, 5.01, 5.02, 5.05, 5.06, 5.07, 7 and 8):

                                  CMGI, INC.

                                  By:_______________________________________

                                  Name:

                                  Title:


                                  SUBSIDIARY:

                                  MAKTAR LIMITED


                                  By:_______________________________________
                                  Name:
                                  Title:


                                  STOCKHOLDER:



                                  By:_______________________________________
                                  Name:
                                  Title:

                                  Note:  $_______________

SCHEDULES
---------

Schedule 4.02    Approvals
Schedule 4.12    Liabilities; Business Activities; Controlled Entities
Schedule 4.15    Changes in Financial Statements
Schedule 4.18    Taxes
Schedule 4.20    Contracts

EXHIBITS
--------

Exhibit A    Form of Pledge Agreement
Exhibit B    Form of Collateral Agent Agreement
Exhibit C    Form of Transfer Documents and Bought and Sold Notes
Exhibit D    Form of Amendment to Memorandum and Articles of Association
Exhibit E    Form of Opinion of Subsidiary's Irish Counsel
Exhibit F    Form of Opinion of Subsidiary's Hong Kong Counsel

                                  Schedule A
                                  ----------

     This schedule is provided pursuant to Instruction 2 of Item 601 of Regulation S-K promulgated under the Securities Exchange Act of 1934 to provide certain specific information with respect to the filing of a form of agreement.

                                                  Principal Amount of
Party                                           Promissory Note Assigned
-----                                           ------------------------

Wingate Capital Ltd.                                 $23,489,084

Fisher Capital Ltd.                                   37,008,364

Manchester Securities Corp.                           14,860,017

Elliott International, L.P.                           14,860,017

Leonardo, L.P.                                        19,578,780

RCG Halifax Fund, Ltd.                                 1,062,762

W.S. Investments, L.P.                                 1,771,150

Surfside Investment Company                              354,374

Halifax Fund L.P.                                      3,585,701

RGC International Investors, LDC                      17,933,884